Exhibit 99(b)(13)

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Director

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned director of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin fraternal benefit society, the Depositor of:

•	Thrivent Variable Annuity Account I (File No. 333-89488);

•	Thrivent Variable Annuity Account II (File No. 333-71853);

•	Thrivent Variable Annuity Account A (File No. 033-82054);

•	Thrivent Variable Annuity Account B (File No. 333-76154);

•	Thrivent Variable Life Account I (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 – [Series 1997]);

•	Thrivent Variable Insurance Account A (File No. 333-76152); and any other Registration Statements filed for these separate accounts does hereby make, constitute and appoint Teresa J. Rasmussen, James M. Odland, Cynthia K. Mueller, Kathleen M. Koelling and Heather J. Thenell, and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of such Company to a Registration Statement or Registration Statements, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to variable contracts issued by such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 20th day of February, 2008.

/s/ Alice M. Richter
Alice M. Richter
Director

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Director

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned director of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin fraternal benefit society, the Depositor of:

•	Thrivent Variable Annuity Account I (File No. 333-89488);

•	Thrivent Variable Annuity Account II (File No. 333-71853);

•	Thrivent Variable Annuity Account A (File No. 033-82054);

•	Thrivent Variable Annuity Account B (File No. 333-76154);

•	Thrivent Variable Life Account I (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 – [Series 1997]);

•	Thrivent Variable Insurance Account A (File No. 333-76152); and any other Registration Statements filed for these separate accounts does hereby make, constitute and appoint Teresa J. Rasmussen, James M. Odland, Cynthia K. Mueller, Kathleen M. Koelling and Heather J. Thenell, and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of such Company to a Registration Statement or Registration Statements, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to variable contracts issued by such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 6th day of February, 2008.

/s/ Addie J. Butler
Addie J. Butler
Director

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Director

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned director of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin fraternal benefit society, the Depositor of:

•	Thrivent Variable Annuity Account I (File No. 333-89488);

•	Thrivent Variable Annuity Account II (File No. 333-71853);

•	Thrivent Variable Annuity Account A (File No. 033-82054);

•	Thrivent Variable Annuity Account B (File No. 333-76154);

•	Thrivent Variable Life Account I (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 – [Series 1997]);

•	Thrivent Variable Insurance Account A (File No. 333-76152); and any other Registration Statements filed for these separate accounts does hereby make, constitute and appoint Teresa J. Rasmussen, James M. Odland, Cynthia K. Mueller, Kathleen M. Koelling and Heather J. Thenell, and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of such Company to a Registration Statement or Registration Statements, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to variable contracts issued by such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of February, 2008.

/s/ James M. Hushagen
James M. Hushagen
Director

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Director

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned director of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin fraternal benefit society, the Depositor of:

•	Thrivent Variable Annuity Account I (File No. 333-89488);

•	Thrivent Variable Annuity Account II (File No. 333-71853);

•	Thrivent Variable Annuity Account A (File No. 033-82054);

•	Thrivent Variable Annuity Account B (File No. 333-76154);

•	Thrivent Variable Life Account I (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 – [Series 1997]);

•	Thrivent Variable Insurance Account A (File No. 333-76152); and any other Registration Statements filed for these separate accounts does hereby make, constitute and appoint Teresa J. Rasmussen, James M. Odland, Cynthia K. Mueller, Kathleen M. Koelling and Heather J. Thenell, and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of such Company to a Registration Statement or Registration Statements, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to variable contracts issued by such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of February, 2008.

/s/ Frederick M. Kuhlmann
Frederick M. Kuhlmann
Director

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Director

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned director of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin fraternal benefit society, the Depositor of:

•	Thrivent Variable Annuity Account I (File No. 333-89488);

•	Thrivent Variable Annuity Account II (File No. 333-71853);

•	Thrivent Variable Annuity Account A (File No. 033-82054);

•	Thrivent Variable Annuity Account B (File No. 333-76154);

•	Thrivent Variable Life Account I (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 – [Series 1997]);

•	Thrivent Variable Insurance Account A (File No. 333-76152); and any other Registration Statements filed for these separate accounts does hereby make, constitute and appoint Teresa J. Rasmussen, James M. Odland, Cynthia K. Mueller, Kathleen M. Koelling and Heather J. Thenell, and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of such Company to a Registration Statement or Registration Statements, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to variable contracts issued by such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of February, 2008.

/s/ Richard C. Lundell
Richard C. Lundell
Director

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Director

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned director of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin fraternal benefit society, the Depositor of:

•	Thrivent Variable Annuity Account I (File No. 333-89488);

•	Thrivent Variable Annuity Account II (File No. 333-71853);

•	Thrivent Variable Annuity Account A (File No. 033-82054);

•	Thrivent Variable Annuity Account B (File No. 333-76154);

•	Thrivent Variable Life Account I (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 – [Series 1997]);

•	Thrivent Variable Insurance Account A (File No. 333-76152); and any other Registration Statements filed for these separate accounts does hereby make, constitute and appoint Teresa J. Rasmussen, James M. Odland, Cynthia K. Mueller, Kathleen M. Koelling and Heather J. Thenell, and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of such Company to a Registration Statement or Registration Statements, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to variable contracts issued by such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of February, 2008.

/s/ John P. McDaniel
John P. McDaniel
Director

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Director

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned director of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin fraternal benefit society, the Depositor of:

•	Thrivent Variable Annuity Account I (File No. 333-89488);

•	Thrivent Variable Annuity Account II (File No. 333-71853);

•	Thrivent Variable Annuity Account A (File No. 033-82054);

•	Thrivent Variable Annuity Account B (File No. 333-76154);

•	Thrivent Variable Life Account I (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 – [Series 1997]);

•	Thrivent Variable Insurance Account A (File No. 333-76152); and any other Registration Statements filed for these separate accounts does hereby make, constitute and appoint Teresa J. Rasmussen, James M. Odland, Cynthia K. Mueller, Kathleen M. Koelling and Heather J. Thenell, and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of such Company to a Registration Statement or Registration Statements, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to variable contracts issued by such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of February, 2008.

/s/ Paul W. Middeke
Paul W. Middeke
Director

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Director

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned director of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin fraternal benefit society, the Depositor of:

•	Thrivent Variable Annuity Account I (File No. 333-89488);

•	Thrivent Variable Annuity Account II (File No. 333-71853);

•	Thrivent Variable Annuity Account A (File No. 033-82054);

•	Thrivent Variable Annuity Account B (File No. 333-76154);

•	Thrivent Variable Life Account I (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 – [Series 1997]);

•	Thrivent Variable Insurance Account A (File No. 333-76152); and any other Registration Statements filed for these separate accounts does hereby make, constitute and appoint Teresa J. Rasmussen, James M. Odland, Cynthia K. Mueller, Kathleen M. Koelling and Heather J. Thenell, and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of such Company to a Registration Statement or Registration Statements, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to variable contracts issued by such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of February, 2008.

/s/ Frank H. Moeller
Frank H. Moeller
Director

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Director

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned director of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin fraternal benefit society, the Depositor of:

•	Thrivent Variable Annuity Account I (File No. 333-89488);

•	Thrivent Variable Annuity Account II (File No. 333-71853);

•	Thrivent Variable Annuity Account A (File No. 033-82054);

•	Thrivent Variable Annuity Account B (File No. 333-76154);

•	Thrivent Variable Life Account I (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 – [Series 1997]);

•	Thrivent Variable Insurance Account A (File No. 333-76152); and any other Registration Statements filed for these separate accounts does hereby make, constitute and appoint Teresa J. Rasmussen, James M. Odland, Cynthia K. Mueller, Kathleen M. Koelling and Heather J. Thenell, and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of such Company to a Registration Statement or Registration Statements, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to variable contracts issued by such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of February, 2008.

/s/ James H. Scott
James H. Scott
Director

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Director

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned director of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin fraternal benefit society, the Depositor of:

•	Thrivent Variable Annuity Account I (File No. 333-89488);

•	Thrivent Variable Annuity Account II (File No. 333-71853);

•	Thrivent Variable Annuity Account A (File No. 033-82054);

•	Thrivent Variable Annuity Account B (File No. 333-76154);

•	Thrivent Variable Life Account I (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 – [Series 1997]);

•	Thrivent Variable Insurance Account A (File No. 333-76152); and any other Registration Statements filed for these separate accounts does hereby make, constitute and appoint Teresa J. Rasmussen, James M. Odland, Cynthia K. Mueller, Kathleen M. Koelling and Heather J. Thenell, and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of such Company to a Registration Statement or Registration Statements, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to variable contracts issued by such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of February, 2008.

/s/ Kurt M. Senske
Kurt M. Senske
Director

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Director

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned director of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin fraternal benefit society, the Depositor of:

•	Thrivent Variable Annuity Account I (File No. 333-89488);

•	Thrivent Variable Annuity Account II (File No. 333-71853);

•	Thrivent Variable Annuity Account A (File No. 033-82054);

•	Thrivent Variable Annuity Account B (File No. 333-76154);

•	Thrivent Variable Life Account I (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 – [Series 1997]);

•	Thrivent Variable Insurance Account A (File No. 333-76152); and any other Registration Statements filed for these separate accounts does hereby make, constitute and appoint Teresa J. Rasmussen, James M. Odland, Cynthia K. Mueller, Kathleen M. Koelling and Heather J. Thenell, and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of such Company to a Registration Statement or Registration Statements, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to variable contracts issued by such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of February, 2008.

/s/ Albert K. Siu
Albert K. Siu
Director

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Director

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned director of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin fraternal benefit society, the Depositor of:

•	Thrivent Variable Annuity Account I (File No. 333-89488);

•	Thrivent Variable Annuity Account II (File No. 333-71853);

•	Thrivent Variable Annuity Account A (File No. 033-82054);

•	Thrivent Variable Annuity Account B (File No. 333-76154);

•	Thrivent Variable Life Account I (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 – [Series 1997]);

•	Thrivent Variable Insurance Account A (File No. 333-76152); and any other Registration Statements filed for these separate accounts does hereby make, constitute and appoint Teresa J. Rasmussen, James M. Odland, Cynthia K. Mueller, Kathleen M. Koelling and Heather J. Thenell, and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of such Company to a Registration Statement or Registration Statements, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to variable contracts issued by such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of February, 2008.

/s/ Allan R. Spies
Allan R. Spies
Director

THRIVENT FINANCIAL FOR LUTHERANS

Power of Attorney of Director

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned director of THRIVENT FINANCIAL FOR LUTHERANS, a Wisconsin fraternal benefit society, the Depositor of:

•	Thrivent Variable Annuity Account I (File No. 333-89488);

•	Thrivent Variable Annuity Account II (File No. 333-71853);

•	Thrivent Variable Annuity Account A (File No. 033-82054);

•	Thrivent Variable Annuity Account B (File No. 333-76154);

•	Thrivent Variable Life Account I (File No. 333-148578 – [Series 2008]), (File No. 333-103454 – [Series 2003]), (File No. 333-31011 – [Series 1997]);

•	Thrivent Variable Insurance Account A (File No. 333-76152); and any other Registration Statements filed for these separate accounts does hereby make, constitute and appoint Teresa J. Rasmussen, James M. Odland, Cynthia K. Mueller, Kathleen M. Koelling and Heather J. Thenell, and each or either of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of such Company to a Registration Statement or Registration Statements, on Form N-6, Form N-4 or other applicable form, and all amendments, including pre-effective amendments, post-effective amendments, and any other form of application for exemptive relief to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to variable contracts issued by such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 6th day of February, 2008.

/s/ Adrian M. Tocklin
Adrian M. Tocklin
Director